EXCHANGE TRADED CONCEPTS TRUST

WeatherStorm Forensic Accounting Long-Short ETF
(the “Fund”)

Supplement dated September 29, 2017 to the Fund’s currently effective Prospectus

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus and should be read in conjunction with that document.

The following changes to the Fund’s Prospectus are effective immediately:

•	On pages 2 and 3, the first and third paragraphs under Principal Investment Strategies are hereby replaced with the following:

The Fund will normally invest at least 80% of its total assets in securities of the Index. The Index seeks to provide enhanced exposure to U.S. equities by offering a long/short portfolio selected from the 1000 largest U.S. companies by market capitalization, while providing additional return potential through the careful and systematic selection and shorting of stocks based on forensic accounting analysis. Forensic accounting critically dissects companies’ financial statements with the goal of identifying the “red flags” of aggressive accounting and revenue recognition practices. The index construction process aims to identify and allocate capital to higher quality stocks with more sustainable revenues, cash flows and earnings, while at attractive valuations. It also attempts to detect and short lower quality stocks where aggressive accounting practices may have been employed and revenues, cash flows and earnings may be less persistent in the future. The equity securities in which the Fund may invest are primarily common stocks, but may also include shares of real estate investment trusts (“REITs”).

The Index is a rules-based, systematic strategy index that combines five distinct forensic accounting and valuation factors for scoring and ranking stocks – cash flow quality, revenue recognition, earnings quality, shareholder yield, and valuation. The combined score provides a metric to assess the relative attractiveness/unattractiveness for long/short index exposures. The index methodology employs various allocation and liquidity constraints to ensure a liquid, tradable, risk managed index. The Index is reconstituted quarterly. It is unmanaged and cannot be invested in directly.

•	The following disclosures are hereby added under “Principal Risks” and “Additional Principal Risk Information,” respectively:

Principal Risks

Mid-Capitalization Risk. The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Additional Principal Risk Information

Mid-Capitalization Risk. The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large capitalization companies. Also, there may be less publicly available information concerning mid-capitalization companies than for larger, more established companies. Mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

•	On p. 13, the second paragraph under Additional Information Regarding the Index is hereby replaced with the following:

Index construction begins with an initial universe of the 1000 largest U.S. domiciled equity companies as ranked by market capitalization, with certain minimum liquidity requirements. The companies are each assigned a score based on a variety of forensic accounting and valuation metrics covering cash flow quality, revenue recognition, earnings quality, shareholder yield, and valuation. Using these scores, the Index is constructed by taking long positions in higher scored companies and short positions in lower scored companies. The index construction process uses an optimization based approach to maximize the combined companies’ scores in the Index subject to a series of additional constraints relating to gross exposure, net exposure, long positions, short positions, and sector weights. The composition of the Index is reconstituted and reweighted quarterly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IDS-SK-010-0100